Related Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions

We own a 50% interest in Osage and receive a management fee for its operation. We received operating fees from Osage of $0.8 million each year in 2010, 2011 and 2012. We reported these fees as affiliate management fee revenue on our consolidated statements of income.

We own a 50% interest in Texas Frontera, which has constructed 0.8 million barrels of refined products storage at our Galena Park, Texas terminal. These tanks, which began operation in October 2012, are leased to an affiliate of Texas Frontera under a long-term lease agreement. Additionally, we have constructed certain infrastructure assets at our Galena Park terminal which allow for the operation of the Texas Frontera tanks. For the year ended December 31, 2012, we contributed $4.2 million to Texas Frontera, including $1.7 million which was paid in cash but subsequently reimbursed to us for constructed infrastructure assets. We received management fees from Texas Frontera of $0.2 million in 2012. We reported these fees as affiliated management fee revenue on our consolidated statements of income.

We own a 50% interest in Double Eagle, which is in the process of constructing a 140-mile pipeline that will connect to an existing pipeline segment owned by an affiliate of Double Eagle. Once completed, Double Eagle will transport condensate from the Eagle Ford shale formation to our terminal in Corpus Christi, Texas. For the year ended December 31, 2012, we contributed $39.1 million for construction funding requests from Double Eagle. We expect these assets to be fully operational by the second half of 2013.

We own a 50% interest in BridgeTex, which is in the process of constructing a pipeline and related infrastructure to transport crude oil from Colorado City, Texas for delivery to the Houston-area refineries. This pipeline is expected to begin service in mid-2014. For the year ended December 31, 2012, we contributed $31.8 million for construction funding requests from BridgeTex. We received construction management fees from BridgeTex of $0.9 million in 2012. We reported these fees as affiliate management fee revenue on our consolidated statements of income.

Barry R. Pearl is an independent member of our general partner's board of directors and is also a director of Targa Resources Partners, L.P. ("Targa"). In the normal course of business, we purchase petroleum products from subsidiaries of Targa. For the years ended December 31, 2010, 2011 and 2012, we made purchases from subsidiaries of Targa of $1.8 million, $11.7 million and $27.4 million, respectively. These purchases were made on the same terms as comparable third-party transactions. We had no amount payable to Targa at December 31, 2011 and we had $0.1 million payable at December 31, 2012.

In January 2011, our former chief executive officer, Don R. Wellendorf, retired. In conjunction with Mr. Wellendorf's retirement, our general partner's board of directors engaged Mr. Wellendorf as a consultant to us for a period of twelve months beginning in February 2011 for consideration of $0.3 million and an agreement that certain of his previously-awarded phantom unit awards would not be forfeited. Expense associated with these awards for the years ended December 31, 2011 and 2012 was $2.1 million and $0.5 million, respectively.